UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2019

Atara Biotherapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36548	46-0920988
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard, Suite 900 South San Francisco, CA	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 278-8930

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities pursuant to Section 12 (b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	ATRA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On May 30, 2019, Atara Biotherapeutics, Inc. (“Atara” or the “Company”) announced that Utpal Koppikar, the Company’s Chief Financial Officer, will participate in the Jefferies 2019 Healthcare Conference on June 5, 2019 and the Goldman Sachs 40th Annual Global Healthcare Conference on June 13, 2019. Live audio webcasts of the presentations will be available by visiting the Investor Events and Presentations section of atarabio.com. Archived replays will be available on the Company’s website for approximately 14 days following the live webcasts.

As part of the presentations, Atara intends to provide an update related to the Company’s ongoing discussions with the U.S. Food and Drug Administration (the “FDA”) regarding the development of tab-cel®. Based on preliminary feedback from the FDA, the Company plans to combine two ongoing tab-cel® Phase 3 clinical studies (MATCH and ALLELE) which were originally designed for enrollment of around 100 total Epstein-Barr virus-associated post-transplant lymphoproliferative disease (“EBV+ PTLD”) patients into a single tab-cel® Phase 3 protocol (ALLELE). The planned amended ALLELE protocol consists of a hematopoietic cell transplants (HCT) cohort with approximately 33 EBV+ PTLD patients who have failed rituximab as well as a single solid organ transplants (SOT) cohort of approximately 33 EBV+ PTLD patients who have failed rituximab with both chemotherapy and non-chemotherapy prior treatment experience. The Company does not expect to change the primary endpoint for the two cohorts of the combined study.

Forward-Looking Statements

This current report contains forward-looking statements, including, without limitation, statements relating to the potential combination of Atara’s tab-cel® Phase 3 studies and the related protocol and endpoint. These forward-looking statements are based upon Atara’s current expectations. Because such statements deal with future events and are based on Atara Biotherapeutics’ current expectations, they are subject to various risks and uncertainties and actual results, performance or achievements of Atara Biotherapeutics could differ materially from those described in or implied by the statements in this press release. These forward-looking statements are subject to risks and uncertainties, including those discussed in Atara Biotherapeutics’ filings with the Securities and Exchange Commission, including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings and in the documents incorporated by reference therein. Except as otherwise required by law, Atara Biotherapeutics disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date hereof, whether as a result of new information, future events or circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Atara Biotherapeutics, Inc.

By:	/s/ Mina Kim
Mina Kim
Senior Vice President, Corporate Strategy and General Counsel

Date: June 5, 2019